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EXHIBIT 10.26

Agreement Number

Hyperion Solutions Corporation

Independent Software Vendor Partner Agreement

HYPERION		PARTNER
Hyperion Solutions Corporation	Company Name:	Lawson Software
1344 Crossman Avenue	Address:	380 St. Peter Street
Sunnyvale, CA 94089		St. Paul, MN 55002
USA		USA
Phone:	Phone:
Fax:	Fax:

Effective Date        June 13, 2003

/s/ Signature	/s/ Signature
Printed Name	Printed Name
Title	Title

Hyperion and Partner desire to cooperate in marketing value-added Hyperion software applications developed by Partner. Accordingly, this Independent Software Vendor Partner Agreement ("Agreement") is made and entered into as of the Effective Date by and between Hyperion Solutions Corporation, a Delaware corporation ("Hyperion") and the Partner identified above ("Partner").

This Agreement consists of this Independent Software Vendor Partner Agreement and the attached Exhibits.

1.     DEFINITIONS

        (a)   "Agreement" refers to and includes this Hyperion Independent Software Vendor Partner Agreement, the Exhibits hereto and any amendments to this Agreement that are executed by the parties' duly authorized representatives.

        (b)   "Contract Year" means a year beginning on *** subsequent to the Effective Date and ending on ***, and on each succeeding year beginning on *** and ending on *** during the term of this Agreement.

        (c)   "Development Software" means the Software provided to Partner solely for development and other specific purposes described under Section 2(a).

        (d)   "Development Software Fees" means the license fees payable by Partner in consideration of the Development Software.

        (e)   "Documentation" means the operating instructions, user manuals, "read-me" files, and all technical information and reference materials related to the Software, in whatever form, provided by Hyperion.

        (f)    "Effective Date" means the date first written above.

        (g)   "End User" means (i) a customer of Partner that licenses Software (a) as part of the Partner Product and/or (b) in conjunction with Lawson software products (which Lawson software product may already be in possession of End User, or which may be sublicensed with Software at the same time) for use in its internal business operations; and/or (ii) a Service Bureau Provider.

        (h)   "End User Evaluation License" means the license of Software granted by Partner in accordance with Section 2(e) to enable the End User to evaluate the Partner Solution.

        (i)    "End User Support Fees" means the Support fees payable by Partner in consideration of (i) the secondary Support services provided by Hyperion to Partner in connection with Partner's or Service Bureau Partner's Support of End Users and (ii) the Support services provided to End User by Hyperion as a subcontractor to Partner. End User Support Fees are separate and distinct from the Program Fee.

        (j)    "Partner Product" means Partner's value-added product designed for use in conjunction with the Software or elements thereof, as more fully described in Exhibit B.

        (k)   "Partner Solution" means the Software and the Partner Product bundled together and marketed or promoted by Partner.

        (l)    "Partner Support Services" means technical support, software diagnosis, and software problem analysis and resolution provided by Hyperion to Partner over the telephone, by fax, via e-mail, or by other remote electronic means, and the provision of Updates, bug fixes and other related services, as described in Exhibit C, in connection with Hyperion's support of the Development Software and the secondary Support services provided by Hyperion to Partner in connection with Partner's or Service Bureau Partner's Support of End Users.

        (m)  "Program Fee" means the annual fee payable by Partner for Partner Support Services and Partner benefits as further described in the Program Guide.

        (n)   "Program Guide" means Hyperion's published engagement guidelines, requirements and benefits for Hyperion ISV partners ***. In the event of conflict between the Program Guide and this Agreement, this Agreement will prevail.

***
Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

        (o)   "Resellers" means those Partner-authorized distributors, resellers and other sales channels that do not develop and distribute products or services that are similar and competitive to those of Hyperion. A current list of Hyperion competitors is provided at Exhibit H. Hyperion reserves the right to make changes to Exhibit H upon prior written notice to Partner.

        (p)   "Service Bureau Provider" means Partner or Service Bureau Partner acting on behalf of a named End User, when such End User has contracted with Partner or Service Bureau Partner, as part of the Partner Product offering, to outsource certain information technology related activities of its business to Partner or Service Bureau Partner, including operation and administration of the Software as part of the Partner Product for the purpose of processing End User's internal business.

        (q)   "Service Bureau Server" means the identified server used by Service Bureau Provider for the purposes of processing End User's internal business.

        (r)   "Service Bureau Partner" means a Partner-authorized service bureau provider who does not develop and distribute products or services are not similar and competitive to those of Hyperion. A current list of Hyperion competitors is provided at Exhibit H. Hyperion reserves the right to make changes to Exhibit H upon prior written notice to Partner.

        (s)   "Software" means the Hyperion software products in object code form and related Documentation as more fully described in Exhibit A, and any Updates and modifications to such products that may be provided by Hyperion from time to time.

        (t)    "Sublicense Fees" means the fees payable by Partner in connection with (i) each sublicense of the Software granted by Partner, and (ii) each license of the Software granted by Hyperion to Service Bureau Provider.

        (u)   "Support" means technical support, software diagnosis, and software problem analysis and resolution provided over the telephone, by fax, via e-mail, or by other remote electronic means, and the provision of Updates and bug fixes.

        (v)   "Territory" means the geographical region and/or market segment described in Exhibit A in which Partner has rights to market, sublicense, distribute and support the Partner Solution.

        (w)  "Updates" means any subsequent releases of the Software that Hyperion makes generally available to its maintenance customers at no additional license fee from time to time and that is intended to replace a prior Software release. Updates shall not include new functionality for which Hyperion will license separately.

2.     LICENSE AND DELIVERY

        (a)   Development Software. Upon payment of the Development Software Fees described in Section 6 and Exhibit A, Hyperion will provide to Partner the Development Software listed in Exhibit A. During the term of this Agreement and subject to its terms and conditions, Hyperion grants to Partner a non-exclusive, nontransferable license to use the Development Software on Partner's computer equipment solely to develop, support and maintain the integration of the Software with the Partner Product for purposes of providing the Partner Solution. The Development Software shall not be used to run the internal operations of Partner or for the benefit of any third party, nor (except as provided in Section 2(e) below) shall the Development Software be provided to any third party.

        (b)   Distribution of Software. During the term of this Agreement and subject to its terms and conditions, Hyperion grants to Partner a non-exclusive right to market, distribute and sublicense the Software to End Users within the Territory; provided that Partner may market, distribute and sublicense the Software only as part of the Partner Product and/or in conjunction with Lawson software products (which Lawson software product may already be in possession of End User, or which may be sublicensed with Software at the same time) to its End Users. Partner may also market, distribute and sublicense the Software as part of the Partner Product and/or in conjunction with Lawson software products (which Lawson software product may already be in possession of End User, or which may be sublicensed with Software at the same time) indirectly through Resellers. All Resellers shall comply with the limitations, restrictions and other terms and conditions of this Agreement relating to the marketing, distribution and sublicense of the Software. Partner shall be solely responsible for ensuring the compliance of all Resellers with the terms of this Agreement.

        (c)   Partner Product Description and Software Sublicense Restrictions. Partner may market, distribute and sublicense the Software solely for use or in conjunction with the licensing of one or more Partner Products and/or Lawson software products in the manner authorized in Exhibit A, subject to the restrictions applicable to the specific license type described in such Exhibit. Such restrictions shall be enforced by programmatic and/or contractual limitations. Contractual language, where used, shall contain terms, with respect to Application Specific Sublicenses, substantially similar to those set forth in Exhibit B. Partner agrees to distribute the Software only under a written and signed license agreement containing provisions at least as protective of Hyperion's rights with respect to, and consistent with, the limitations of liability, disclaimers of warranty and use restrictions contained in (i) this Agreement; (ii) the Hyperion Solutions Corporation Software License Agreement contained in Exhibit D; and (iii) the then-current copy and use restrictions for such Software which shall be provided to Partner upon request from time to time. A current copy of the copy and use restrictions is contained in Exhibit D. In addition, Partner and its Resellers may not knowingly (applying the "reasonable person" standard) license the Software to any company, or the employees or consultants of such company, who develop and distribute products or services that are similar and competitive to those of Hyperion. A current list of such competitors is provided at Exhibit H. Hyperion reserves the right to make changes to Exhibit H upon prior written notice to Partner.

        (d)   Enforcement of End User Licenses. Partner shall at all times use commercially reasonable efforts to enforce the terms and conditions of any End User license agreement concerning the Software. In the event that Partner fails to enforce, in the reasonable opinion of Hyperion, any such End User licenses, Partner hereby appoints Hyperion its true and lawful attorney-in-fact, in its name or otherwise, to do any and all acts necessary and appropriate and to execute any and all documents in the name of Partner as its attorney-in-fact, as well as in the name of Hyperion, which may be necessary and appropriate to preserve, enforce or effect any rights of Hyperion or Partner under the End User licenses. The power of attorney granted by or pursuant to the preceding sentence and all authority hereby conferred are made, granted and conferred subject to and in consideration of the interest of the Hyperion for the purpose of assuring compliance by Partner with this Agreement and shall be deemed to be powers coupled with an interest. Accordingly, such powers of attorney shall be irrevocable prior to the expiration of the term of this Agreement and shall not be terminated prior thereto or affected by any act of Partner or by operation of law, including but not limited to, the termination of this Agreement by Hyperion under Section 7. If Hyperion terminates this Agreement in accordance with Section 7, Hyperion is nevertheless fully authorized to act under such powers of attorney as if termination had not occurred and regardless of notice thereof.

        (e)   Demonstration and End User Evaluation Licenses. Partner may make a reasonable number of copies of the Software for use by Partner: (i) for the purpose of demonstrations at Partner locations and at trade shows, user groups, or seminar presentations; (ii) for internal training of Partner's employees; (iii) marketing and demonstration of the Software to prospects; and (iv) for use by Partner at an End User location for End User evaluation. Partner may sublicense evaluation copies of the Software (i) for which Partner has a master copy as set forth in Section 2(g) below or (ii) solely for use in conjunction with the licensing of one or more Partner Products to enable End User to evaluate the Partner Solution. Partner agrees to distribute evaluation copies of the Software only under a written and signed End User software evaluation license agreement. Partner may also order from Hyperion evaluation copies of the Software for use by End Users or legitimate prospects. To obtain such evaluation copies and related registration keys, Partner must submit to Hyperion a signed Hyperion Software Evaluation Agreement (in the form prescribed by Hyperion) as well as a written request (i) identifying Partner and this Agreement (ii) specifying the name and address of the End User (iii) detailing the products, platform and product configuration to be evaluated and (iv) providing the name, address and telephone number of the person to whom the Software and registration number should be sent. The evaluation period of End User Evaluation Licenses may be for periods not to exceed *** unless agreed upon on a case-by-case basis, after which the Software shall be considered to be sublicensed and Sublicense Fees will be due. Partner and its Resellers may not knowingly (applying the "reasonable person" standard) sublicense demonstration or evaluation Software to any company, or the employees or consultants of such company, who develop and distribute products or services that are similar and competitive to those of Hyperion.

***
Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

        (f)    Ordering Copies for Distribution. Except for Hyperion Essbase and Hyperion Analyzer Software, Partner shall submit written order(s) to Hyperion for all other Software for distribution hereunder substantially similar in the form of Exhibit G. Partner may submit such written orders to Hyperion via fax or e-mail and all such orders submitted via e-mail shall constitute an irrevocable, final and binding order whether or not an actual authorized signature is affixed to the order. Hyperion may, in its discretion, establish minimum quantities for orders, which minimum quantities shall mirror those that Hyperion sets for its end user customers. Hyperion shall endeavor to fulfill orders promptly, but may delay orders that are in excess of its capacity to produce Software. Software shall be shipped, either electronically or physically, by Hyperion either to Partner or Partner's End User, as requested by Partner, F.O.B. origin, freight prepaid with risk of loss to pass from Hyperion upon either (i) physical delivery by Hyperion to a common carrier or (ii) electronic delivery by Hyperion which shall be deemed delivered when e-mail notification is provided to the End User that the Software is available for downloading by the End User. Hyperion shall invoice Partner upon shipment of orders received for applicable fees and freight charges, including transportation and insurance. Except for Hyperion Essbase and Hyperion Analyzer Software, Partner shall not make copies of the Software for purposes of distributing the Software under its distribution license.

        (g)   Master Copy for Distribution (Essbase and Analyzer Only). Hyperion will deliver to Partner a master copy of Hyperion Essbase and Hyperion Analyzer Software only. Partner may then make as many copies of such Software as are required and authorized for distribution to its Resellers and End Users as provided in this Agreement. Partner shall not make copies of such Software for any other purpose except as expressly authorized in this Agreement and the right to make copies for distribution does not expand any other rights or mitigate any restrictions on use and distribution otherwise contained in this Agreement. Partner shall preserve all copyright, trademark, and other proprietary notices contained on or in the Software and in all copies thereof. Partner shall not grant the right to make distribution copies to any Reseller or End User. Hyperion shall have the right to inspect and audit Partners policies and procedures applied to reproduction of Hyperion's trademarks upon reasonable notice.

        (h)   Service Bureau License. During the term of this Agreement and subject to its terms and conditions Hyperion grants to Partner a non-exclusive perpetual right to install and use the Software in conjunction with the Partner Product to enable Partner to act as a Service Bureau Provider to End Users within the Territory. Service Bureau Provider's use of the Software is subject to the Software copy and use restrictions described in this Agreement and in the Hyperion Software License and Services Agreement, which is attached to this Agreement as Exhibit D, and any Software copy and use restrictions as provided by Hyperion from time to time for Software products not currently included in the attached Hyperion Software License and Services Agreement. In the event of conflict between the terms of this Agreement and the Hyperion Software License and Services Agreement, the terms of this Agreement shall prevail with respect to this Service Bureau license. Partner shall submit written orders to Hyperion or make copies from its master copy as authorized by Section 2(g) above for Software to be used on Service Bureau Servers. Partner may also use Service Bureau Partners to act as a Service Bureau Providers to End Users within the Territory. All Service Bureau Partners shall comply with the limitations, restrictions and other terms and conditions of this Agreement relating to the role of the Service Bureau Provider. Partner shall be solely responsible for ensuring the compliance of all Service Bureau Partners with the terms of this Agreement. Partner agrees to indemnify Hyperion from and against any actual monetary liability or damages (including reasonable attorneys' fees) suffered by Hyperion from any claim by an End User against Hyperion due to provision of service bureau services by Partner or Service Bureau Partner to such End User, to the extent that such claim is not attributable to the performance or operation of the Software itself.

        (i)    Service Bureau License Restrictions. Service Bureau Providers may use the Software solely in conjunction with the use of one or more Partner Products in the manner authorized in this Agreement, subject to the Service Bureau License restrictions described in this Agreement. Such restrictions shall be enforced by either programmatic and/or contractual limitations. Contractual language, where used, shall contain terms, with respect to Application Specific Sublicenses, substantially similar to those set forth in Exhibit B. Partner agrees that any End User allowed access to the Software under any agreement where Partner or Service Bureau Partner is acting as a Service Bureau Provider shall be bound by a written and signed agreement with provisions at least as protective of Hyperion's rights as the limitations of liability, disclaimers, and use restrictions identified in this Agreement and in the Hyperion Software License and Services Agreement contained in Exhibit D. Partner may not grant access to the Software to any company, or the employees or consultants of such company, whose products or services are similar and competitive to those of Hyperion. A current list of such competitors is provided at Exhibit H. Hyperion reserves the right to make changes to Exhibit H upon prior written notice to Partner.

        (j)    Beta or Pre-release Program Participation. Partner shall be allowed to participate in Hyperion's beta or pre-release software program. The terms and conditions of the applicable then current Hyperion pre-release license agreement will govern beta or pre-release Software provided to Partner.

3.     PARTNER OBLIGATIONS

        (a)   Minimum Annual Quota Targets. Partner shall endeavor to achieve the minimum annual quotas targets specified *** during each contract year. These quotas consist of ***.

        (b)   Hyperion Attribution; Compliance. Partner shall not remove or alter any copyright, trademark, patent or other proprietary notices contained in the Software. Upon Hyperion's reasonable request and subject to the nondisclosure provisions of this Agreement, Partner shall provide Hyperion the right to view the Partner Products or Software for which Partner is authorized to make copies from the master copy and any related documentation and collateral solely to verify compliance with this provision and the licensing restrictions contained in this Agreement.

        (c)   Reputation and Goodwill. Each party agrees to properly use the other party's correct product names and trademarks for the other party's products and services and shall not knowingly make false or misleading representations with regard to such products or services or the other party. Each party further agrees to conduct business in a professional manner and act in good faith with respect to the other party's products and services and the good reputation ofthe other party.

        (d)   Quality Control of Manufactured Software and Media. Partner agrees to use commercially reasonable efforts to implement and observe commercially reasonable quality standards when reproducing the Software for distribution to its End Users. In the event that Hyperion does not supply specifications for reproducing the Software, Partner's policies and practices will at a minimum mandate the use of high quality media and the prevention of the introduction of software viruses to the extent commercially reasonable. Hyperion shall have the right to inspect and audit Partner's policies and practices applied to reproducing the Software upon reasonable notice. Hyperion shall have the right to notify Partner of perceived deficiencies in Partner's policies and practices and in the event that Partner fails to correct actual deficient practices within fifteen (15) days of written notification, Hyperion, at its sole reasonable discretion, may terminate Partner's right to produce distribution copies of the Software.

        (e)   Business Plan. Partner and Hyperion shall collaborate on the creation of a detailed joint business plan ("Business Plan") according to the business plan requirements set forth in the Program Guide.

***
Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

4.     MARKETING ACTIVITIES

        (a)   Publicity. Neither party will issue any public announcement nor publish any materials that reference or discuss the other party or its products without the prior written consent of the other party. Neither party shall disclose the terms of this Agreement to any third party without the prior written consent of the other party.

        (b)   Joint Marketing. During the term of this Agreement, Partner and Hyperion may mutually agree from time to time to engage in joint marketing activities which promote their products including seminars, press announcements, trade shows, user groups or other events. Unless otherwise mutually agreed in writing in advance, each party will be responsible for its own costs and expenses when engaging in such joint marketing activities.

        (c)   Co-op Marketing Program. Partner shall be eligible to participate in Hyperion's co-op marketing program according to the guidelines set forth in the Program Guide.

        (d)   Marketing Assistance Program. Partner shall be eligible to participate in Hyperion's Marketing Assistance Program according to the guidelines set forth in the Program Guide.

5.     SUPPORT AND OTHER SERVICES

        (a)   Development Software Support. In consideration of the Program Fee described in Section 6(b) and specified in Exhibit A, Hyperion will provide Partner Support Services to Partner in connection with Partner's use of the Development Software during the periods for which such payments have been made.

        (b)   End User Support to Partner. In consideration of the payment of the End User Support Fees described in Section 6, Hyperion will provide Partner Support Services to Partner in connection with Partner's support of its End Users.

        (c)   Support to End Users. Partner shall be responsible for ensuring that End Users are provided or have access to Support for Software sublicensed by Partner. Partner shall either: (i) be responsible for distributing Updates and providing Support to its End Users, for which Hyperion will have no responsibility for providing Support directly to Partner's End Users; or (ii) arrange for End Users to contract directly with Hyperion for Support of Restricted Full Use Sublicenses only ("RFU Support"), for which Hyperion will provide RFU Support to Partner's End Users who have contracted directly with Hyperion for such RFU Support; or (iii) subcontract Hyperion, pursuant to the subcontracting terms set forth in Section 5(d) below, to provide RFU Support to End Users on Partner's behalf. In no event will Hyperion be responsible for providing Support or maintenance services with respect to Partner Products. Any error or other problem arising from an End User's use of the Partner Products shall be referred to Partner, and Hyperion shall have no further obligation with respect to such error or problem. Partner shall be responsible for distributing Updates and providing Support to its Resellers and Hyperion will have no responsibility for providing Support directly to Partner's Resellers.

        (d)   Subcontracting Hyperion To Provide RFU Support. In the event that Partner elects to subcontract Hyperion to provide RFU Support to End Users on Partner's behalf, Partner shall submit written order(s) to Hyperion for RFU Support substantially similar in the form of Exhibit G. In consideration of the payment of the End User Support Fees related to when Partner subcontracts Hyperion to provide RFU Support to End Users, Hyperion will provide the related End User the Support services described in Schedule I (Service Terms and Conditions) of the Hyperion Software License and Services Agreement, which is attached to this Agreement as Exhibit D. In the event of any End User Support issue, such issue(s) shall be escalated for resolution as set forth in Exhibit A-2. Hyperion shall have no obligation to provide Support services to End User on behalf of Partner for which the related End User Support Fees have not been prepaid. In the event that coverage for End User Support provided by Hyperion as a subcontractor to Partner to the related End User lapses as a result of either non-election or termination by End User for any reason or by Partner for End User's non-payment, renewal of such End User Support will require payment by Partner to Hyperion of a reinstatement fee equal to two percent (2%) per month of the sum of the End User Support Fees for any previously unpaid contract period(s) plus full payment for the subsequent annual period.

        (e)   Subcontracting Terms. Support services facilitate the use of Hyperion Software products provided to End Users of Partner on a licensed basis (Hyperion retaining ownership). In furtherance of that licensing model, the parties agree that Hyperion and its suppliers shall own all title, right and interest (including any copyrights, patents, trade secrets or other intellectual property rights) in and to all materials delivered by Hyperion in connection with the performance of Support services under this Agreement. In addition to the limitation of liability set forth Section 8(h) of this Agreement, Hyperion's liability for damages from any cause of action whatsoever relating to Hyperion's obligations to provide Support services as a subcontractor to Partner, shall be limited to the unused amount prepaid by Partner to Hyperion for such End User Support for the applicable year. THESE SUBCONTRACTING TERMS AND CONDITIONS FOR THE PROVISION OF END USER SUPPORT CONSTITUTE A SERVICE CONTRACT AND NOT A PRODUCT WARRANTY. HYPERION FOR ITSELF AND ITS SUPPLIERS DISCLAIMS ALL SERVICE WARRANTIES OR CONDITIONS, EITHER EXPRESS OR IMPLIED, INCLUDING BUT LIMITED TO WARRANTIES OR CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

        (f)    Additional Products and Services. Hyperion will provide to Partner additional products and services, which are for Partner's use and not for resale, as Partner may select from Section III of Exhibit A, subject to availability. The prices for such products and services in effect as of the Effective Date are specified in Exhibit A; however, Hyperion reserves the right to change such prices without notice.

        (g)   Source Code Escrow. Hyperion maintains a copy of Hyperion source code for the Software with a source code escrow agent (the "Agent"). Upon Partner's request, Hyperion shall forward a source code escrow agreement ("Escrow Agreement") to Partner for execution after which Hyperion shall register Partner with the Agent. Such Escrow Agreement shall contain release conditions that shall provide for specified Hyperion source code to be released to Partner in the event that Hyperion has: (i) materially failed, after the expiration of any applicable cure period, to materially perform maintenance or support obligations which Hyperion agreed to perform under the Agreement so long as Partner is current on maintenance, i.e., current on maintenance payments and is running the then-currently Hyperion supported version(s) of the Hyperion Software; or (ii) Hyperion has materially ceased to do business in the ordinary course and has become insolvent without a successor in interest. Partner agrees to pay for the registration and continued listing of Partner with Agent at Agent's then current fees for such service subject to the specific purpose herein. Partner shall not be eligible to receive the source code under the Escrow Agreement unless Partner has paid for and is current on escrow enrollment and renewal, and has paid for and is entitled to Support from Hyperion for the Software. Partner's use of such source code shall be subject to the terms of the Escrow Agreement and the Agreement. From time to time Hyperion shall permit Partner to extend third party beneficiary rights in Hyperion source code for the Software to specific End Users who request such third party beneficiary rights. For each End User desiring third party beneficiary rights to Hyperion's source code, Partner must execute a separate Addendum for Third Party Beneficiary Rights to Source Code form attached to this Agreement as Exhibit F.

6.     FEES AND PAYMENT

        (a)   ***

        (b)   ***

        (c)   ***

***
Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

        (d)   ***

        (e)   End User Support Fees.

        (e)(1) Partner Provides End User Support (Hyperion Drop Ships). For each sublicense of the Software granted by Partner for which Hyperion drop ships Partner's order to the End User and for which the related End User has also contracted for Support from Partner, Partner shall pay to Hyperion the initial annual End User Support Fee as set forth on Exhibit A. Hyperion shall invoice Partner for End User Support Fees upon shipment by Hyperion of the Software orders received. End User Support Fees are payable to Hyperion annually in advance of the annual maintenance period for which they apply. ***

        (e)(2) Partner Provides End User Support (Partner Fulfills). For each sublicense of the Software granted by Partner for which Partner fulfills the order to the End User and for which the related End User has also contracted for Support from Partner, Partner shall pay to Hyperion annual End User Support Fees as set forth in Exhibit A, payable in accordance with Section 6(g) below. End User Support Fees are payable to Hyperion annually in advance of the annual maintenance period for which they apply. ***

        (e)(3) Hyperion Provides End User Support (Hyperion Drop Ships). For each sublicense of the Software granted by Partner for which Hyperion drop ships the order to the End User and for which the related End User has also contracted for Support from Hyperion, Hyperion shall invoice End User for annual Support annually in advance of the period for which they apply.

        (e)(4) Subcontracting Hyperion to Provide RFU Support. For each Restricted Full Use Sublicense of the Software granted by Partner where the related End User has contracted for RFU Support from Partner and Partner has subcontracted Hyperion to provide such RFU Support to the related End User, Hyperion shall invoice Partner annually in advance of the period for which it applies the related End User Support Fees as set forth in Exhibit A. ***

        (f)    Reporting and Payment of Sublicense Fees (Partner Fulfills). Within ***, Partner shall provide to Hyperion a written report of all deliveries by Partner of Software to End Users under this Agreement that occurred during ***, identifying the anniversary date, the End User name and address, and a detailed accounting of the Sublicense Fees payable for each Software sublicense on a form substantially similar or equivalent to Exhibit E. ***

        (g)   Reporting of End Users Support Fees. Within ***, Partner shall provide to Hyperion a written report of all anniversaries of the delivery of Software sublicenses to End Users under this Agreement, for which Partner provides Support to the related End Users, that occurred during the month, identifying the anniversary date, the End User name and address, and a detailed accounting of the End User Support Fees payable for each such End User on a form substantially similar or equivalent to Exhibit E. Within ***, Partner shall pay to Hyperion, in the aggregate, full payment of all End User Support Fees then due and payable by Partner pursuant to this Section 6(g).

        (h)   Maintenance of Books and Records. Each party shall maintain accurate books and records relating to the performance of its obligations under this Agreement for at least three (3) years after expiration or termination of this Agreement.

***
Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

        (i)    Terms of Payment. ***

        (j)    Audit. At any time, Hyperion may, upon five (5) days' written notice and not more than once in each twelve month period, examine Partner's books and records related to the amounts due to Hyperion. Such examination may be done by Hyperion or its certified public accounting firm***. Audits will not interfere unreasonably with Partner's business activities.

7.     TERM AND TERMINATION

        (a)   Initial Term. This Agreement and the licenses granted under it shall remain in effect from the Effective Date for three (3) Contract Years (the "Initial Term") and shall automatically renew for subsequent one Contract Year periods unless terminated in accordance with the terms of this Agreement.

        (b)   Termination for Cause. Either party may terminate this Agreement by giving written notice to the other party if such other party fails to perform or comply with this Agreement or any provision hereof, including, but not limited to failure of Partner to pay undisputed fees when due (disputed fees must be a bona fide dispute). Such termination shall be effective, in the case of non-payment of undisputed fees by Partner, ten (10) days after delivery by Hyperion of written notice. In all other events, termination shall be effective thirty (30) days after written notice from the non-breaching party unless the occurrence giving rise to the right of termination and its adverse effects have been cured to the reasonable satisfaction of the non-breaching party prior to the expiration of such thirty (30) day period.

        (c)   Termination without Cause. After the Initial Term, either party may terminate this Agreement at any time without cause by providing the other with not less than one hundred eighty (180) days' written notice.

        (d)   Bankruptcy. This Agreement shall terminate automatically if (i) Partner files or has filed against it a petition under any applicable law relating to insolvency or the protection of creditors, (ii) Partner makes an assignment for the benefit of creditors or (iii) a receiver or similar official is appointed for all or a substantial portion of Partner's assets.

        (e)   Remedies. Termination of this Agreement shall not limit or restrict any of the remedies otherwise available to the parties hereunder or at law.

        (f)    Effects of Termination. Upon termination of this Agreement for any reason, all rights and licenses granted under this Agreement shall terminate and revert to Hyperion, except that (i) sublicenses or service bureau service contracts of the Software granted by Partner to End Users in accordance with this Agreement as of the date of termination will remain in effect in accordance with their terms and conditions. Upon termination of this Agreement for any reason, Partner shall (i) cease using all Demonstration and Development Software Licenses and Documentation; (ii) cease issuing any End User Evaluation Licenses, sales literature and other written information and materials supplied by Hyperion pursuant to this Agreement or which contain Hyperion's trademarks; (iii) cease issuing new sublicenses or service bureau service contracts of Software; (iv) at Hyperion's request, return to Hyperion all copies of the Software, sales literature and other written information and materials supplied by Hyperion pursuant to this Agreement or which contain Hyperion's trademarks; and (v) no longer identify or hold itself out as a distributor of the Software. Notwithstanding the foregoing, Partner may retain sufficient copies of the Development Software, its related Documentation, and a limited use license to use the Development Software and related Documentation solely as required to fulfill its contractual duties to support End Users for the duration of the term of maintenance and support agreements existing as of termination that are no longer than one year, provided that Partner has paid Hyperion the applicable End User Support Fees. Partner shall advise Hyperion at least sixty (60) days prior to expiration of any maintenance and support agreements existing as of termination, and Hyperion shall offer to the related End User to purchase ongoing annual End User Support from Hyperion under Hyperion's then current Support terms.

***
Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

8.     GENERAL TERMS AND CONDITIONS

        (a)   Ownership. Hyperion retains all right, title and interest in the Software and in any ideas, know-how, programs, processes, designs, inventions, works, trade secrets, and other information, which may be developed by Hyperion in the course of providing any technical services, including any enhancements or modifications made to the Software (collectively, "Hyperion Materials"), and all patents, copyrights, trade secrets, and other proprietary rights in or related to the Hyperion Materials, whether or not specifically recognized or perfected under the laws of the country where the Hyperion Materials are located. Partner will not remove, alter or destroy any form of copyright notice, proprietary markings or confidential legends placed upon or contained within the Hyperion Materials. Further, Partner will reproduce Hyperion's copyright and other proprietary rights notices on any copies of the Hyperion Materials it uses, including archival and backup copies.

        (b)   Restrictions. Partner shall not translate, disassemble, reverse engineer, decompile or otherwise attempt to reconstruct or discover any source code or underlying ideas or algorithms of, or embodied in, the Software. Partner shall not cause or permit unauthorized copying, reproduction or disclosure of any portion of the Software, or any instructions, manuals, or other Documentation, or the delivery or distribution of any part of either the Software or the Documentation, to any third person or entity, for any purpose whatsoever, including, but not limited to, transmission, uploading, downloading, leasing, or operating the Software as a timeshare without the prior written consent of Hyperion.

        (c)   Confidential Information.

            (i)  "Confidential Information" means all information related to the business of the disclosing party that may be obtained by the receiving party from any source as a result of this Agreement, provided that if written, the information is clearly identified as proprietary or confidential, and if oral, shall be followed by a written summary of such oral communication within fifteen (15) days of the date of disclosure. Confidential Information includes (but is not limited to) source code, algorithms, concepts, pricing information, business methods, customer lists, customer contact information, customer information and data, business and technical plans, research and test results, including the results of any performance or benchmark tests or evaluation of the Software.

           (ii)  What is Not "Confidential Information". Confidential Information does not include information that the receiving party can demonstrate through written documentation (i) is or becomes publicly available through no act or omission of the receiving party; (ii) the disclosing party discloses to a third party without restriction on further disclosure; (iii) is rightfully disclosed to the receiving party by a third party without restriction on disclosure; (iv) is independently developed by the receiving party without access to the disclosing party's Confidential Information; (v) is previously known to the receiving party without nondisclosure obligations or (vi) is required to be disclosed pursuant to any court order provided that the receiving party shall advise the disclosing party of such request in time for the disclosing party to apply for legal protection.

          (iii)  Nondisclosure. Except as required by federal and state laws, rules and regulations, including but not limited to the Health Insurance Portability and Accounting Act of 1996 ("HIPAA"), each party agrees that it will not disclose to any third party any Confidential Information belonging to the other party without the other party's prior written consent. Hyperion shall comply with HIPAA regulations, to the extent applicable to Hyperion, in connection with the protection of End User's patient information, which may be provided by Partner or End User about End User's patients, and shall not make any unauthorized disclosure or use of such information for any purpose other than to perform the activities contemplated by this Agreement. Each party agrees that it will not use the Confidential Information of the other party except as authorized in the Agreement. Each party further agrees that it will maintain the confidentiality of all Confidential Information of the other party and prevent the unauthorized disclosure or use of any Confidential Information by its clients, customers, employees, subcontractors or representatives. In no event shall any party use less care to maintain the Confidential Information of the other party than it uses to maintain the confidentiality of its own similar non-public information. Each party further agrees to notify the other in writing of any misuse or misappropriation of the other party's Confidential Information that may come to its attention.

        (d)   Indemnification by Hyperion.

            (i)  Provided by Hyperion. ***.

           (ii)  Limitations. ***.

          (iii)  Options for Remedy. ***.

        (e)   Indemnification by Partner. Partner shall defend and hold Hyperion harmless from (a) any claim by a third party that the Partner Product infringes any patent, trade secret, confidentiality right, trademark right or copyright of that third party in any jurisdiction in which Partner is licensed by Hyperion to use or distribute the Software or (b) on any action brought against Hyperion to the extent that it is based on a claim based on misrepresentations made by Partner about the performance or operation of the Software that differ from those found in Hyperion's Documentation and marketing material, provided that: (i) Partner is promptly notified in writing of the claim and no delay by Hyperion in providing that notice materially prejudices the rights of Partner; (ii) Partner has sole control of the defense and any negotiations for its settlement (provided that Partner does not agree to any settlement that materially prejudices Hyperion); and (iii) Hyperion provides Partner, at Partner's expense, with all reasonable assistance, information, and authority necessary to perform the above.

        (f)    Limited Warranty and Disclaimer. ***. EXCEPT FOR ANY EXPRESS WARRANTIES MADE HEREIN, HYPERION MAKES NO WARRANTIES WHATSOEVER, EITHER EXPRESS OR IMPLIED, WITH REGARD TO THE SOFTWARE, MEDIA AND ANY SERVICES COVERED BY THE AGREEMENT, INCLUDING BUT NOT LIMITED TO ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. HYPERION DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENTATIONS THAT THE SOFTWARE IS ERROR-FREE OR REGARDING THE USE, OR THE RESULTS OF THE USE, OF THE SOFTWARE IN TERMS OF CORRECTNESS, ACCURACY, RELIABILITY OR OTHERWISE.

        (g)   Limitation of Remedy. ***.

        (h)   Limitation of Liability. ***.

        (i)    Taxes. ***.

        (j)    Export. Partner acknowledges that the Software, the Confidential Information of Hyperion and all Documentation and other technical information delivered pursuant to the Agreement (collectively, "Technical Data") are subject to export controls under U.S. laws including but not limited to the Export Administration Act and the regulations promulgated thereunder. Partner agrees to (a) comply strictly with all legal requirements established under these controls, (b) cooperate fully with Hyperion in any official or unofficial audit or inspection that relates to these controls, and (c) not export, re-export, divert, transfer, or disclose directly or indirectly, any Technical Data to any country, or to the nationals of any such country, which the U.S. government determines is a country to which such export, re-export, diversion, transfer, or disclosure is restricted, without obtaining the prior written authorization of Hyperion and the applicable U.S. government agency. Any breach of this provision shall be considered a material breach of the Agreement.

        (k)   Force Majeure. Neither party shall be responsible for any delay in its performance due to causes beyond its reasonable control.

        (l)    Assignment. Partner may not assign, delegate or otherwise transfer the Agreement or any of its rights or obligations to a third party and any such attempted transfer shall be void. Notwithstanding the foregoing, Partner may assign, upon written notice to Hyperion, its rights and obligations under this Agreement to the surviving corporation in any merger or consolidation to which it is a party or to any entity which acquires all or substantially all of its capital stock or assets, provided that such entity is not a competitor of Hyperion.

***
Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

        (m)  Amendment and Waiver. Any waiver, amendment or modification of any provision of this Agreement must be in writing. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver in the future except as specifically set forth in writing. The failure of either party to exercise any right provided for by this Agreement shall not be deemed a waiver of that right.

        (n)   Notices. All notices and other communications required or permitted under this Agreement shall be in writing, addressed to the Legal Department of the party being notified at its address first written above, and shall be deemed given: (a) upon receipt when delivered personally, (b) upon confirmation of receipt following delivery of registered or certified mail, return receipt requested, or (c) upon delivery by a recognized overnight courier service which provides confirmation of delivery.

        (o)   Attorneys' Fees. Other than for indemnification under Sections 8(d) and 8(e) above, each party shall pay its own attorneys' fees and costs in any action related to this Agreement.

        (p)   Authority to Sign. Each person signing this Agreement represents and warrants that he or she is duly authorized and has legal capacity to execute and deliver this Agreement. Each party represents and warrants to the other that the execution and delivery of this Agreement and the performance of such party's obligations have been duly authorized and that the Agreement is a valid and legal agreement binding on the party and enforceable according to its terms.

        (q)   Governing Law. This Agreement shall be deemed to have been made in, and shall be construed under, the laws of the State of California without regard to its conflicts of laws provisions. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. In any legal action relating to this Agreement, Partner agrees that the federal or state courts of California located in Santa Clara County shall have the sole and exclusive jurisdiction over the matter. Neither this Agreement, nor any terms and conditions contained herein, shall be construed as creating a partnership, joint venture, agency, or franchise relationship and neither party by virtue of this Agreement shall have any right, power, or authority to act or create any obligation, express or implied, on behalf of the other party.

        (r)   Survival of Obligations. The following obligations will survive termination of the Agreement for any reason: (a) all obligations relating to non-use and nondisclosure of Confidential Information; (b) all obligations relating to indemnification and protection of proprietary rights; (c) all obligations to make payments of undisputed amounts (disputed amounts must be a bona fide dispute), that are or become due under this Agreement prior to termination; (d) all obligations regarding maintenance of records for tracking sublicense fees owing to Hyperion; and (e) all provisions regarding the limitations of warranty, remedy and liability.

        (s)   Severability. Wherever possible, each provision of the Agreement shall be interpreted in such a way as to be enforceable and valid under applicable law. If any term or provision of this Agreement is determined to be illegal, unenforceable, or invalid in whole or in part for any reason, that provision shall be stricken from this Agreement and shall not affect the legality, enforceability or validity of the remainder of this Agreement.

        (t)    Entire Agreement. The Agreement, including the attached Exhibits, constitutes the entire agreement between the parties, and supersedes all prior oral or written agreements or communications with regard to the subject matters described. No additional or conflicting term in a purchase order or other document shall have any effect on the terms of this Agreement.

EXHIBIT A

Business Term Summary

I.    Development Software

Partner shall receive the following Development Software in accordance with Sections 2(a) and 6(a) of the Agreement:

Development Software Description	Unit Cost	Total Units	Extended Cost
Hyperion Essbase Classic Concurrent Base Solution w/all options	***	***	***
Hyperion Essbase Classic Concurrent Users	***	***	***
Hyperion Planning Base Solution w/all options	***	***	***
Hyperion Planning Named Interactive Users	***	***	***
Hyperion Analyzer Base Solution w/all options	***	***	***
Hyperion Analyzer Concurrent Interactive Users	***	***	***
Hyperion Pillar Base Solution w/all options	***	***	***
Hyperion Pillar Named Interactive Users	***	***	***
Development Software Fees Total Due:			***

All of the following information is required to (electronically or physically) ship Development Software:

SHIP DEVELOPMENT SOFTWARE TO:	BILL DEVELOPMENT SOFTWARE TO:
Company: Lawson Software	Company: Lawson Software
Address: 380 St. Peter Street	Address: 380 St. Peter Street
City, State, Zip: St. Paul, MN 55102	City, State, Zip: St. Paul, MN 55102
Contact:	Contact:
Phone:	Phone:
Fax:	Fax:
E-mail:	E-mail:

II.    Program Fee

***
Specify Partner Level (Silver, Gold or Platinum): Platinum
The Program Fee is payable in accordance with Section 6(b) of the Agreement.
***

III.    Additional Products and Services (Not for Resale)

Partner shall also be entitled to purchase the following additional Hyperion products and services discounted (if any) from Hyperion***:

Products and Services	Pricing & Description
***	• ***
***	• ***
***	• ***
***	• ***
***	• ***
***	• ***
***	• ***
***	• ***

***
Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

IV.    Hyperion Products Available for Sublicensing

Partner shall have the right to sublicense the following Software products, including subsequent Updates and enhancements to such Software products commercially released by Hyperion during the Term of this Agreement in accordance with Sections 2(b) and 2(c) of the Agreement:

Hyperion Products Available for Sublicensing, subject to sublicense restrictions set forth in Section VII below.	Platform & Operating System
• ***	***

V.    Prepaid Sublicense Fees

The following are the prepaid Sublicense fees due upon signing this Agreement:

Prepaid Sublicense Fees	Total Due	***

VI.    Total Fees Payable

The following fees are due upon signing this Agreement:

Description		Unit Cost	Units Ordered	Total Cost
I.	Development Software Fees	***	***	***
I.	Program Fee for first Contract Year	***	***	***
II.	Prepaid Sublicense Fees	***	***	***
III.		***	***	***
Total Fees:				***

VII.    Permitted Software Sublicenses (functionality delivered to End User) and Associated Royalty Rates

The following sublicense types subject to applicable restrictions and associated royalty rates set forth below may be sublicensed to End Users by Partner:

(I) License Name	(II) Description	(III) Discount Off Local List Price
Restricted Full Use Sublicense	***	***
Application Specific Sublicense	***	***

***
Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

VIII.    Approved Territory

The following is a summary of the geographical and/or market region(s) where Partner may sublicense Hyperion Software to End Users:

Territory	Restrictions
***	***

***
Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

EXHIBIT A-1

RESTRICTED FULL USE SUBLICENSE ROYALTY RATES

Hyperion Software Product	Discount Off Hyperion Local Channel List Price	Global Support Plan
Hyperion Essbase Classic		***
***	***
***	***
Hyperion Essbase Classic Concurrent		***
***	***
***	***
Hyperion Essbase Classic Development Server		***
***	***
***	***
Hyperion Essbase Options		***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
Hyperion Personal Essbase		***
***	***
Essbase XTD Spreadsheet Services		***
***	***
***	***
***	***
Hyperion Analyzer		***
***	***
***	***
***	***
***	***
***	***

***
Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Hyperion Software Product	Discount Off Hyperion Local Channel List Price	Global Support Plan
Hyperion Application Builder		***
***	***
***	***
***	***
Hyperion Reports		***
***	***
***	***
***	***
***	***
Hyperion Planning		***
***	***
***	***
***	***
***	***
***	***
***	***
Hyperion Planning Development Server		***
***	***
***	***
***	***
***	***
***	***
Hyperion Planning Migration Package	***	***
Hyperion Pillar		***
***	***
***	***
***	***
Hyperion Application Link		***
***	***
***	***
***	***
***	***
Hyperion Enterprise		***
***	***
***	***
***	***
***	***
***	***
***	***

***
Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Hyperion Software Product	Discount Off Hyperion Local Channel List Price	Global Support Plan
Hyperion Business Modeling		***
***	***
***	***
***	***
Hyperion Financial Management		***
***	***
***	***
***	***
***	***
***	***
Hyperion Performance Scorecard	***	***
***	***
***	***
***	***
***	***
***	***
Hyperion Computer Based Training
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***

Global Support Plan is defined in Exhibit A-2.

***
Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

EXHIBIT A-2

GLOBAL SUPPORT PLAN AND ROYALTY RATES

Support Options:

Global Support Plan	Partner Support Responsibilities	Hyperion Support Responsibilities	Partner Support Rate/End User Support Fees
***	***	***	***
***	***	***	***
***	***	***	***

Support Escalation When Partner Subcontracts Hyperion (Plan D):

***

***
Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

EXHIBIT B

Partner Product Description

Partner Product Name(s) & Description(s):

(Describe each Hyperion Essbase value-added Partner software application.)

Use of Hyperion Essbase:

(Describe how Hyperion Essbase will be used in or with Partner's software application.)

Contractual Restrictions:

In accordance with the terms of Section 2(b) of the Agreement, when Software is distributed as part of the Partner Product, Partner must include language in any sublicense agreement with an End User that is substantially similar to the following:

"HYPERION ESSBASE SOFTWARE PROVIDED WITH [LAWSON APPLICATION SOFTWARE NAME] IS LIMITED TO USE ONLY WITH THIS [LAWSON APPLICATION SOFTWARE NAME]. WITHOUT LIMITING THE FOREGOING, LICENSEE MAY NOT USE THE HYPERION ESSBASE SOFTWARE OR ANY OTHER THIRD PARTY PROGRAMMING LANGUAGE TOOLS OR PRODUCTS TO CREATE ADDITIONAL APPLICATIONS DESIGNED TO BE USED WITH HYPERION ESSBASE SOFTWARE."

List application front end to be used:

EXHIBIT C

PARTNER SUPPORT

1.     PARTNER SUPPORT

        (a)    Summary.    In consideration of the Program Fee described in Exhibit A, Hyperion will provide Partner Support Services to Partner, which include telephone support and Software product maintenance as described herein. The maintenance phase for a Software product version begins upon the general commercial shipment date and continues until such version is retired as described below. All Software Updates or maintenance releases provided to Partner shall be governed by the terms of the Agreement. Hyperion may change the services included in Partner Support Services at any time, effective as of the commencement of any renewal period.

        (b)    Supported Versions.    ***

                 Exclusions.    ***

2.     TELEPHONE SUPPORT SERVICES

        (a)    Staffing.    ***

        (b)    Partner Contacts.    ***

        (c)    Telephone Assistance not Adequate.    ***

3.     SOFTWARE PRODUCT MAINTENANCE

        (a)    Bug Fixes.    ***

        (b)    Updates.    ***

        (c)    Problems Not Classified as Bugs.    ***

***
Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

EXHIBIT D

HYPERION SOLUTIONS CORPORATION
SOFTWARE LICENSE AND SERVICES AGREEMENT
[including Copy and Use Schedule]
[Attach Agreement]

NOTE! Not all products or combinations seen in the Copy and Use Schedule may be available to Partner for marketing, distribution or sublicense. Partner may market, distribute or sublicense only those products specifically listed in this Agreement.

EXHIBIT E

ROYALTY REPORT FORM

[Attach Form]

EXHIBIT F

ADDENDUM FOR THIRD PARTY BENEFICIARY RIGHTS TO SOURCE CODE
SOFTWARE SOURCE CODE ESCROW AGREEMENT ACKNOWLEDGMENT

The undersigned Beneficiary by signing below hereby acknowledges, accepts, and agrees to be bound by the terms of the Software Source Code Escrow Agreement by and between ***, as Escrow Agent, and Hyperion Solutions Corporation (the successor in interest to Hyperion Software Operations Inc.), a Delaware corporation, as Depositor, *** (hereinafter, the "Escrow Agreement") and by the terms of the [First, Second, etc.] Amendment of the Independent Software Vendor Partner Agreement by and between Hyperion Solutions Corporation and Beneficiary, dated    , in consideration of the right to receive a copy of the deposited Source Materials specified below under the terms of such Escrow Agreement and as a Beneficiary thereunder. If the Beneficiary requests a release of any Source Material pursuant to the Escrow Agreement, it shall pay ***'s then-current charge for Source Material release requested by a Beneficiary. If the Source Material is released to Beneficiary, Beneficiary agrees to use it only for maintenance and support purposes and to utilize strict security measures to keep it confidential.

Beneficiary shall pay Hyperion an annual fee of *** per product licensed by Beneficiary as indicated in the Acknowledgment below. Beneficiary shall be invoiced annually for this fee. Beneficiary shall not be entitled to receive the benefits under the Escrow Agreement unless the Beneficiary has paid for and is current in payment of such annual fees and has paid for and is current in payment of maintenance fees for the Software. The Beneficiary indicated below (as specified under "NOTICES TO: BENEFICIARY") will be Beneficiary's sole recipient of (a) any notices with respect to the Source Material and (b) the Source Material in the event of a release.

NOTICES TO:

DEPOSITOR:	ESCROW AGENT:	BENEFICIARY:
Hyperion Solutions Corporation	***	Lawson Software, Inc.
1344 Crossman Drive	***	380 St. Peter Street
Sunnyvale, CA 94089	***	St. Paul, MN 55102
	Attn: ***	Attn.: Accounting
Phone: ***
	Fax: ***	BILL ANNUAL FEE TO:

ACKNOWLEDGMENT:

Acceptance of Acknowledgment:	Acceptance of Acknowledgment:
Hyperion Solutions Corporation	Lawson Software
Signature:	Signature:
Name:	Name:
Title:	Title:
Date:	Date:
SOURCE MATERIAL DEPOSIT
*** *** ***
ANNUAL FEE $

***
Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

EXHIBIT G

PARTNER ORDER FORM

[Insert Form]

EXHIBIT H

DISALLOWED CUSTOMERS

(Effective June 2003)

***

***
Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

QuickLinks

EXHIBIT A Business Term Summary
EXHIBIT A-1 RESTRICTED FULL USE SUBLICENSE ROYALTY RATES
EXHIBIT A-2 GLOBAL SUPPORT PLAN AND ROYALTY RATES
EXHIBIT B Partner Product Description
EXHIBIT C PARTNER SUPPORT
EXHIBIT D HYPERION SOLUTIONS CORPORATION SOFTWARE LICENSE AND SERVICES AGREEMENT [including Copy and Use Schedule] [Attach Agreement]
EXHIBIT E ROYALTY REPORT FORM [Attach Form]
EXHIBIT F ADDENDUM FOR THIRD PARTY BENEFICIARY RIGHTS TO SOURCE CODE SOFTWARE SOURCE CODE ESCROW AGREEMENT ACKNOWLEDGMENT
EXHIBIT G PARTNER ORDER FORM [Insert Form]
EXHIBIT H DISALLOWED CUSTOMERS (Effective June 2003)